                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   May 3, 2001
                                                    -----------

                                Photronics, Inc
                                ---------------
            (Exact name of registrant as specified in its charter)



     Connecticut                    0-15451               06-0854886
     -----------                    -------               ----------
     (State or other              (Commission          (IRS Employer
      jurisdiction                File Number)          Identification No.)
      of Incorporation)




            1061 East Indiantown Road, Jupiter, FL            33477
           ----------------------------------------           -----
           (Address of principal executive offices)        (Zip Code)



Registrant's telephone number, including area code:   (561) 745-1222
                                                      --------------




 ................................................................................
         (Former name or former address, if changed since last report.)
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Item 5. Other Events

The Company issued a press release on April 30, 2001 announcing a realignment of its photomask business by consolidating three facilities located in California, Florida and Germany. The Company reported that it will record an after tax charge of between $23 million and $26 million, or a $0.67 to $0.75 per diluted share, in the fiscal second quarter period ending April 30, 2001. A copy of the press release is attached as an exhibit to this Form 8-K.


Item 7. Financial Statements and Exhibits
        (c) Exhibits
                99. Press Release dated April 30, 2001 announcing the Company's second quarter 2001 consolidation plan.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PHOTRONICS, INC.


                                                 /s/ Robert J. Bollo
   May 1, 2001                             By:   Robert J. Bollo
                                                 Title: Senior Vice President &
                                                        CFO













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